UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 2, 2006
ADVENTRX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15803 (Commission File No.)	84-1318182 (IRS Employer Identification No.)
6725 Mesa Ridge Road, Suite 100
San Diego, California 92121
(Address of principal executive offices, with zip code)
N/A
(Former name or former address if changed since last report)
(858) 552-0866
(Company’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On November 2, 2006, ADVENTRX Pharmaceuticals, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with ThinkEquity Partners LLC and Fortis Securities LLC (the “Placement Agents”) relating to the sale of up to 14,545,000 shares of the Company’s common stock, par value $0.001 per share, at a price of $2.75 per share (the “Offering”). The shares are being offered pursuant to the Company’s registration statement on Form S-3 (File No. 333-133729), filed with the Securities and Exchange Commission (the “Commission”) on May 2, 2006. The Offering is expected to close on or about November 8, 2006, subject to the closing conditions set forth in the Placement Agency Agreement. Assuming that the maximum number of shares are sold in the Offering, the Company will raise aggregate proceeds of approximately $40,000,000 million, resulting in net offering proceeds of approximately $37,300,000 million after deducting the Placement Agents’ fees and estimated offering expenses.
The Company will offer to directly sell shares of its common stock to investors pursuant to the subscription terms substantially in the form attached as Exhibit A to the Placement Agency Agreement, and will only sell shares of its common stock in the Offering to investors who have agreed to the subscription terms and delivered signed subscription terms to the Company. A copy of the Placement Agency Agreement is attached to this Current Report as Exhibit 10.1 and is incorporated by reference into this Current Report.
A copy of the opinion of Heller Ehrman LLP relating to the legality of the issuance and sale of the shares being offered and sold in the Offering is attached hereto as Exhibit 5.1 and is incorporated by reference into this Current Report.
Item 8.01. Other Events.
On November 3, 2006, the Company issued the press release attached hereto as Exhibit 99.1 announcing the Company’s entry into the Placement Agency Agreement and the commencement of the Offering. The press release is incorporated by reference into this Current Report.
Item 9.01. Financial Statements and Exhibits.
(d)       Exhibits.

5.1	Opinion of Heller Ehrman LLP

10.1	Placement Agency Agreement, dated November 2, 2006, by and among ADVENTRX Pharmaceuticals, Inc., ThinkEquity Partners LLC and Fortis Securities LLC

23.1	Consent of Heller Ehrman LLP (included in Exhibit 5.1)

99.1	Press release issued by ADVENTRX Pharmaceuticals, Inc. on November 3, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.
Date: November 3, 2006	By:	/s/ Evan M. Levine
Evan M. Levine
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

5.1	Opinion of Heller Ehrman LLP

10.1	Placement Agency Agreement, dated November 2, 2006, by and among ADVENTRX Pharmaceuticals, Inc., ThinkEquity Partners LLC and Fortis Securities LLC

23.1	Consent of Heller Ehrman LLP (included in Exhibit 5.1)

99.1	Press release issued by ADVENTRX Pharmaceuticals, Inc. on November 3, 2006